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                    COHEN & STEERS REALTY INCOME FUND, INC.

April 24, 1997

To Our Shareholders:

     We are pleased to submit to you our report for Cohen & Steers Realty Income Fund, Inc. for the period ended March 31, 1997. The net asset value per share at that date was $10.68. In addition, a regular quarterly dividend of $0.17 was declared for shareholders of record on March 31, 1997 and payable on April 14, 1997.

INVESTMENT REVIEW

     During the quarter ended March 31, 1997, Cohen & Steers Realty Income Fund had a total return of 1.4%, a performance that was notable in several respects. These positive returns, following the extraordinary 1996 fourth quarter surge in prices, surprised many who had been expecting a retreat from the higher price levels. In addition, REITs achieved positive returns in the face of rising interest rates and a turbulent stock market environment, particularly during the month of March. It appears that the increasingly strong US economy has been the single most important factor influencing both financial market and REIT performance so far this year. Economic indicators have been strong all year, pushing the stock market on an upward path until, in March, fears of rising inflation and a Federal Reserve tightening of monetary policy caused meaningful weakness in the stock and bond markets. Despite these crosscurrents, REITs held steady in March and for the quarter as well. In response to the strong economy, the Hotel and Regional Mall sectors were among the best performers during the first quarter. In contrast, the Triple Net Lease and Health Care sectors, both of which are highly sensitive to interest rates, were among the worst performers.

     The resilience of REITs during this period of financial market turbulence, however, has been tested recently as share prices have undergone a modest decline since the Federal Reserve increased interest rates on March 25th. We do not believe that the interest rate increase alone has been the cause of this decline. This decline was also precipitated by the potential supply/demand imbalance created by a large bulge in the public offering calendar for REIT shares; several billion dollars worth of equity offerings were expected to come to market in April, following a record $5 billion of offerings completed in the first quarter. Most of these offerings are from office building owners, an area that has been one of the strongest performers of late. There have also been several initial public offerings filed which, upon preliminary analysis, appear to us to be somewhat aggressively priced and poorly structured, a sign that underwriting and investment discipline may be eroding. This new supply was brought about by the substantial price appreciation of REITs in general over the past year, which elevated valuations to levels that enticed issuers all over the quality spectrum. It was therefore natural for the marketplace to correct this imbalance by re-pricing many company's shares. We believe that this process is nearly, if not fully, complete and expect the postponement, cancellation or more attractive pricing of many equity offerings.

     The recent deliberate Fed action has created an atmosphere of greater uncertainty about the future course of the economy. While we believe the economy shows few, if any, signs of slowing, it is clear that monetary policy, for the first time in a year, is aimed at reducing the rate of economic growth. As a result, portfolio managers in general appear to be undertaking a reevaluation of the investment merits of various asset classes and industry sectors. Real estate investors, including us, are doing the same with regard to different property sectors.

     We have maintained very low weightings in the more interest rate sensitive sectors for some time due to our belief that a strong economy would, at the very least, prevent interest rates from declining further in this cycle.

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                    COHEN & STEERS REALTY INCOME FUND, INC.

This strategy has enabled us to continue to outperform the real estate securities averages. Should we sense that the economy is going to enter a severe slowdown phase, it is likely that we would alter this approach. We do not see that on the immediate horizon, however, because we believe that the economy is so strong that several interest rate increases over many months would be required to cause a material slowing. While less clear, we believe that the Fed is not likely to act in so restrictive a manner as to precipitate an economic recession. As a result, we foresee an economic environment that continues to be characterized by sustainable growth with upward pressure on inflation.

     Notwithstanding the pending slowdown in the public offering calendar, the market capitalization of the equity REIT universe expanded by over 8% during the first quarter. Further, the pace of acquisitions of properties and companies by the existing market leaders shows no signs of abating. This affirms our belief that the transfer of property ownership from private hands to public companies, so-called "securitization," can be expected to continue at a substantial pace for the foreseeable future.

     As the real estate cycle continues to mature, the supply/demand relationships for most property sectors and regions of the country may now be approaching equilibrium. By equilibrium, we refer to the situation in which the economics of new development begin to make sense, thereby creating new supply that roughly matches incremental demand. For example, demand for space has driven occupancy and rental rates to levels that are now encouraging new development of apartment, industrial and office properties in several regions. Similarly, the supply of capital from both public and private sources has raised property values to levels at which investors have become willing to finance new development rather than purchase existing assets. For those few property types or markets where this has not yet occurred, the forces that we expect will lead to development are firmly in place.

     If we are right about where we are in the real estate cycle, there are two very important implications. First, real estate returns would be likely to decline from the high levels that have been enjoyed over the past several years. This may also affect prospective investment results from REITs, whose returns may revert to the mid-teens levels that they have historically averaged. The second implication is that investment success would not be as easy to achieve due to the more highly competitive environment that now prevails. Consequently, effective management, though always the most critical factor, would assume even greater importance than any other investment consideration.

     As a result, our strategy continues to emphasize those companies whose management teams are capable of finding or adding value in almost any economic or real estate situation. In fact, we believe these companies are the best positioned to take advantage of opportunities that would materialize in a more challenging operating environment. We therefore are not concerned about their ability to continue to enjoy substantial growth and see few, if any, limits to their prospects for continued success. For this reason, we remain confident that we will able to continue to achieve satisfactory investment returns.

Sincerely,

/s/ MARTIN COHEN                                          /s/ ROBERT H. STEERS
    MARTIN COHEN                                              ROBERT H. STEERS
    President                                                 Chairman


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                     COHEN & STEERS REALTY INCOME FUND, INC.

                            SCHEDULE OF INVESTMENTS
                           MARCH 31, 1997 (UNAUDITED)

                                                                                         NUMBER            VALUE
                                                                                        OF SHARES        (NOTE 1)
                                                                                        ---------       -----------
EQUITIES                                                                     95.06%
      APARTMENT/RESIDENTIAL                                                  20.63%
            Ambassador Apartments..................................................       30,500        $   762,500
            Associated Estates Realty Corp.........................................       42,900            959,887
            Charles E. Smith Residential Realty....................................       23,400            634,725
            Colonial Properties Trust..............................................       32,500            942,500
            Columbus Realty Trust..................................................       26,400            531,300
            Oasis Residential-Preferred............................................        5,900            158,563
            Summit Properties......................................................       40,700            824,175
            Wellsford Residential Property Trust...................................       53,400          1,548,600
                                                                                                        -----------
                                                                                                          6,362,250
                                                                                                        -----------
      DIVERSIFIED                                                             2.26%
            Pacific Gulf Properties................................................       32,000            696,000
                                                                                                        -----------
      HEALTH CARE                                                            11.61%
            American Health Properties.............................................       59,500          1,465,187
            Health Care REIT.......................................................       40,500            961,875
            Omega Healthcare Investors.............................................       36,900          1,153,125
                                                                                                        -----------
                                                                                                          3,580,187
                                                                                                        -----------
      HOTEL                                                                   7.04%
            Innkeepers USA Trust...................................................       76,000          1,111,500
            Sunstone Hotel Investors, Inc..........................................       80,800          1,060,500
                                                                                                        -----------
                                                                                                          2,172,000
                                                                                                        -----------
      INDUSTRIAL                                                              4.06%
            Eastgroup Properties...................................................       45,100          1,251,525
                                                                                                        -----------
      OFFICE/INDUSTRIAL                                                       6.21%
            Kilroy Realty Corp.....................................................        9,700            258,262
            Prentiss Properties Trust..............................................       19,800            502,425
            Reckson Associates Realty Corp.........................................       10,500            484,313
            TriNet Corporate Realty Trust, Inc.....................................       21,200            670,450
                                                                                                        -----------
                                                                                                          1,915,450
                                                                                                        -----------
      SELF STORAGE                                                            1.03%
            Sovran Self Storage....................................................       10,400            319,800
                                                                                                        -----------
      SHOPPING CENTER                                                        42.22%
         COMMUNITY CENTER                                                    23.96%
            Alexander Haagen Properties............................................       38,900            539,737
            Bradley Real Estate....................................................       55,500          1,061,437

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                     COHEN & STEERS REALTY INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           MARCH 31, 1997 (UNAUDITED)

                                                                                          NUMBER           VALUE
                                                                                         OF SHARES        (NOTE 1)
                                                                                         ---------       -----------
            Glimcher Realty Trust.................................................          77,000       $ 1,472,625
            Mid-America Realty Investments........................................         111,200         1,098,100
            Mid-Atlantic Realty Trust.............................................          34,100           375,100
            Pennsylvania REIT.....................................................          55,500         1,172,438
            Price REIT............................................................          17,000           629,000
            Regency Realty Corp...................................................          18,200           486,850
            Sizeler Property Investors............................................          26,900           279,088
            Western Investment Real Estate Trust..................................          22,000           275,000
                                                                                                         -----------
                                                                                                           7,389,375
                                                                                                         -----------
      FACTORY OUTLET CENTER                                                  1.30%
            Horizon Group.........................................................           7,300            93,988
            Tanger Factory Outlet Centers.........................................          11,700           307,125
                                                                                                         -----------
                                                                                                             401,113
                                                                                                         -----------
      REGIONAL MALL                                                         16.96%
            CBL & Associates Properties...........................................          33,700           825,650
            JP Realty.............................................................          39,200         1,038,800
            Macerich Co...........................................................          32,300           904,400
            Simon DeBartolo Group.................................................          26,100           789,525
            The Mills Corp........................................................          39,100           987,275
            Urban Shopping Centers................................................          22,800           684,000
 .................................................................................                       -----------
                                                                                                           5,229,650
                                                                                                         -----------
            TOTAL SHOPPING CENTER                                                                         13,020,138
                                                                                                         -----------
                  TOTAL EQUITIES (Identified cost $23,987,694)....................                        29,317,350
                                                                                                         -----------

        S&P                                                                             PRINCIPAL
    BOND RATING                                                                           AMOUNT
-------------------                                                                     ----------
FIXED INCOME                                                                 3.26%
     B               Oriole Homes Corp. 12.50%, sr. sub. notes 1/15/03 (Identified
                        cost $972,420)............................................      $1,000,000         1,005,000
                                                                                                         -----------
TOTAL INVESTMENTS (Identified cost $24,960,114)............................ 98.32%
                                                                                                          30,322,350
OTHER ASSETS IN EXCESS OF LIABILITIES......................................  1.68%                           517,064
                                                                           ------                        -----------
NET ASSETS (Equivalent to $10.68 per share based on
   2,886,371 shares of capital stock outstanding)..........................100.00%                       $30,839,414
                                                                           ------                        -----------
                                                                           ------                        -----------


------------------------

* Non-income Producing Security.

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                     COHEN & STEERS REALTY INCOME FUND, INC.

                             FINANCIAL HIGHLIGHTS*
                           MARCH 31, 1997 (UNAUDITED)

                                                                                                      NET ASSET VALUE
                                                                      TOTAL NET ASSETS                   PER SHARE
                                                                   -----------------------   ---------------------------------
NET ASSET VALUE:
      Beginning of period: 12/31/96..............................              $30,822,773                         $ 10.70
            Net investment income................................  $ 477,427                     $  0.17
            Net realized and unrealized gain (loss) on
               investments.......................................    (52,886)                      (0.02)
            Distributions from net investment income.............   (490,683)                      (0.17)
                                                                                                 -------
            Distributions reinvested.............................     82,783
                                                                   ---------
      Net increase in net asset value............................                   16,641                           (0.02)
                                                                               -----------                         -------
      End of period: 3/31/97.....................................              $30,839,414                         $ 10.68
                                                                               -----------                         -------
                                                                               -----------                         -------

------------------------

* Financial information included in this report has been taken from the records of the Fund without examination by independent accountants.

KEY INFORMATION                                                                 REINVESTMENT PLAN

For general information                                       We urge shareholders  who want to  take advantage  of
and weekly net asset value                                    this  plan and whose shares are held in "Street Name"
call 800-437-9912                                             to  consult  your  broker  as  soon  as  possible  to
                                                              determine  if you must  change registration into your
AMERICAN STOCK EXCHANGE SYMBOL:                               own name to participate.
The American Stock Exchange Symbol is RIF


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                     COHEN & STEERS REALTY INCOME FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and Chairman

Martin Cohen
Director and President

Gregory C. Clark
Director

George Grossman
Director

Jeffrey H. Lynford
Director

Willard H. Smith Jr.
Director

Elizabeth O. Reagan
Vice President

INVESTMENT ADVISER
Cohen & Steers Capital Management, Inc.
757 Third Avenue
New York, New York 10017
(212) 832-3232

FUND ADMINISTRATOR AND TRANSFER AGENT
Chase Global Funds Services Co.
73 Tremont Street
Boston, Massachusetts 02108
(800) 437-9912

CUSTODIAN
The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245

LEGAL COUNSEL
Dechert Price & Rhoads
30 Rockefeller Plaza
New York, New York 10112

American Stock Exchange Symbol: RIF

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares.

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 COHEN & STEERS                                             First Class Mail
  REALTY SHARES                                               U.S. Postage
757 THIRD AVENUE                                                  PAID
NEW YORK, NY 10017                                             Boston, MA
                                                            Permit No. 56712

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                              QUARTERLY REPORT
                               MARCH 31, 1997